UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2013

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 858-848-8100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2013, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 28, 2013. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), the earnings press release also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures in their analysis of the Company’s performance. These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, amortization of acquired intangible assets, manufacturing transition and severance, other acquisition costs and purchase accounting inventory step-up. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01 Financial Statements and Exhibits.

The exhibit listed below is being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1

Description – Third Quarter 2013 Earnings Release, dated October 30, 2013, of Cohu, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

October 31, 2013	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Third Quarter 2013 Earnings Release, dated October 30, 2013, of Cohu, Inc.